EXHIBIT 10.7(b)

SCHEDULE A TO EXHIBIT 10.6(b)

The following individuals entered into Executive Deferred Compensation Agreements with The Ohio Valley Bank Company identified below which are identical to the Executive Deferred Compensation Agreement, dated December 28, 2007, between Jeffrey E. Smith and The Ohio Valley Bank Company filed herewith.

       Date of
Name                                                         Executive Deferred Compensation Agreements
Katrinka V. Hart                                          January 17, 2008
E. Richard Mahan                                        December 28, 2007
Scott W. Shockey                                        December 24, 2007
Thomas E. Wiseman                                     December 31, 2009